UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LAM RESEARCH CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on November 8, 2017.

LAM RESEARCH CORPORATION LAM RESEARCH CORPORATION ATTN: INVESTOR RELATIONS 4650 CUSHING PARKWAY FREMONT, CA 94538

Meeting Information

Meeting Type:         Annual Stockholders Meeting

For holders as of:    September 11, 2017

Date:    November 8, 2017    Time:    9:30 A.M. PST

Location:    4650 Cushing Parkway

Building CA1 Auditorium

Fremont, California 94538

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote   —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice and Proxy Statement and Annual Report Combined Document

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:      www.proxyvote.com

2) BY TELEPHONE:  1-800-579-1639

3) BY E-MAIL*:          sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 25, 2017 to facilitate timely delivery.

—  How To Vote   —

Please Choose One of the Following Voting Methods

Vote In Person: Lam’s stockholder meetings have attendance requirements. Please check the meeting materials for any requirements for meeting attendance. At the 2017 Annual Meeting of Stockholders, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR all ten of the nominees listed in proposal 1:

1. Election of Directors

Nominees:

01) Martin B. Anstice	06) Young Bum (YB) Koh
02) Eric K. Brandt	07) Catherine P. Lego
03) Michael R. Cannon	08) Stephen G. Newberry
04) Youssef A. El-Mansy	09) Abhijit Y. Talwalkar
05) Christine A. Heckart	10) Lih Shyng (Rick L.) Tsai

The Board of Directors recommends you vote FOR proposals 2 and 4 and for 1 YEAR on proposal 3.

2.     Advisory vote to approve the compensation of the named executive officers of Lam Research, or “Say on Pay.”

3.     Advisory vote to approve the frequency of holding future stockholder advisory votes on our named executive officer compensation, or “Say on Frequency.”

4.     Ratification of the appointment of the independent registered public accounting firm for fiscal year 2018.

The Board of Directors recommends you vote AGAINST proposal 5.

5.     Stockholder proposal, if properly presented at the annual meeting, regarding annual disclosure of EEO-1 data.

NOTE: Other business that may properly come before the annual meeting (including any adjournment or postponement thereof) will be voted as the proxy holders deem advisable.